UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

WESTERN ASSET

HIGH INCOME

OPPORTUNITY FUND INC. (HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks high current income. Capital appreciation is a secondary objective.

In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Opportunity Fund Inc. for the twelve-month reporting period ended September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice:

On August 29, 2016, Western Asset High Income Opportunity Fund Inc. (NYSE: HIO) announced the completion of the merger of Western Asset Managed High Income Fund Inc. (previously NYSE: MHY) with and into Western Asset High Income Opportunity Fund Inc. Effective immediately, MHY stockholders became HIO stockholders.

Each MHY share converted into an equivalent dollar amount (to the nearest $0.001) of full shares of HIO. The conversion price was based on each Fund’s net asset value (NAV) per share calculated at the close of business on Friday, August 26, 2016. As of August 26, 2016, the NAV per share for HIO and MHY was $5.52 and $5.33, respectively. The conversion ratio was calculated at 0.964839 common shares of HIO for each MHY common share. HIO did not issue any fractional shares to MHY stockholders. In lieu thereof, HIO purchased all fractional shares at the current NAV and remitted the cash proceeds to former MHY stockholders in proportion to their fractional shares. In connection with the merger, stockholders of HIO approved a fundamental investment policy pursuant to which HIO may not issue senior securities, except in accordance with the Fund’s policy regarding borrowing money. The approval of the new fundamental policy will not have any impact on the management of HIO. For more information, please consult the website at www.lmcef.com.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish

II	Western Asset High Income Opportunity Fund Inc.

this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

October 28, 2016

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 26.8% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President

and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset High Income Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with investment professionals to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve months ended September 30, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)ii monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended September 30, 2016. Two-year Treasury yields began the reporting period at 0.64% and ended the period at 0.77%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.06% at the beginning of the period and ended the period at 1.60%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

Regarding the global credit markets for the twelve months ended September 30, 2016,

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

the period will be remembered for its heightened volatility. During the summer of 2015, we experienced falling commodity prices, fears over global growth, reduced liquidity and uncertainty surrounding the Fed’s interest rate policy. These concerns generally continued through mid-February 2016. Against this backdrop, spread sectors widened, technicals significantly deteriorated, default expectations increased, rating agencies aggressively downgraded commodity-related businesses and several dedicated credit funds experienced redemptions or announced liquidation strategies. Mid-February 2016 through the end of the reporting period was met with strong demand for credit as market technicals materially improved, investors seemed energized by more compelling valuations and energy markets stabilized and then moved higher.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii gained 5.19% for the twelve months ended September 30, 2016. For comparison purposes, riskier fixed-income securities, including the high-yield bond market, produced stronger results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv returned 12.74%. Lower quality issuers outperformed, with the Bloomberg Barclays U.S. High Yield — 2% Issuer Cap Index Caa Componentv, returning 16.12% over the same timeframe.

Q. How did we respond to these changing market conditions?

A. Overall, we maintained our main theme of an unlevered Fund focusing on primarily U.S. domiciled below investment-grade corporate bond opportunities. As we experienced heightened volatility, weak commodity prices, global growth concerns, reduced liquidity and uncertainty surrounding the Fed’s interest rate policy, both before and during the first half of the reporting period, we moved to increase the credit quality of the Fund. We ended the reporting period with a reduced overweight to CCC-rated issuers and a reduced underweight to BB-rated issuers. In addition, we ended the reporting period with increased exposure to investment grade securities.

In terms of sector positioning, we marginally increased the Fund’s allocations to the Communications1 and Energy sectors, while reducing our Financials sector exposure. The Communications sector has historically been made up of various defensive businesses with consistent monthly cash flows from consumers. Due to consolidation, the sector tends to consist of issuers with larger, more liquid capital structures and, therefore, these issuers were disproportionately punished during times of heightened risk aversion in late 2015 into early 2016. This occurred when exchange traded funds (“ETFs”), open-end mutual funds, hedge funds and other levered investors were forced to sell whatever they could. We added Communications sector exposure as we saw better relative value in this segment. The Energy sector had a very volatile fiscal year and the rating agencies downgraded several issuers from investment-grade to below investment-grade. We added “fallen angel” Energy exposure during the reporting period. These additions, thus far, have proved an attractive entry point as energy prices stabilized in February 2016 and moved higher through the remainder of the

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

2	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

reporting period. Elsewhere, the Financials sector came under pressure during the first quarter of 2016 from general spread widening as German bank Deutsche Bank AG (no direct Fund exposure during the reporting period) entered the headlines as market participants questioned the quality of its balance sheet, coupled with concerns that the U.K. may, and eventually did, vote to exit the Eurozone. In particular, we repositioned some of the Fund’s exposures within the Financials sector. We reduced our non-U.S. banking exposure in issuers such as London-headquartered HSBC Holdings PLC and France’s BNP Paribas SA. From a country perspective, our emerging markets team added exposure to Argentina at what we believed to be attractive levels as it emerged from a lengthy restructuring process.

We continued to emphasize credit risk over interest rate risk. However, we increased the duration of the portfolio during the reporting period, as it became apparent that low developed market sovereign yields were making U.S. government bonds appear relatively attractive. In addition, we felt rates would continue to rally during periods of heightened volatility. The Fund ended the period with an effective duration of 4.3 years, an increase of 0.4 years from the start of the twelve-month period.

At various times we employed U.S. Treasury futures to manage the duration of the Fund. These contracts had a positive impact on performance. Currency forwards were used to hedge the Fund’s euro-denominated bonds back to U.S. dollars. These currency hedges had a marginally positive impact on performance. Overall, the use of derivative instruments contributed to the Fund’s performance during the reporting period.

Performance review

For the twelve months ended September 30, 2016, Western Asset High Income Opportunity Fund Inc. returned 9.99% based on its net asset value (“NAV”)vi and 17.69% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 12.74% for the same period. The Lipper High Yield Closed-End Funds Category Averagevii returned 10.43% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.43 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2016
Price Per Share	12-Month Total Return**
$5.55 (NAV)	9.99	%†
$5.05 (Market Price)	17.69	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	For the tax character of distributions paid during the fiscal year ended September 30, 2016, please refer to page 45 of this report.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund had a negative total return of roughly 8.7% during the first five months of the reporting period before staging a material rebound. For the twelve months ended September 30, 2016, the Fund returned 9.99%. A number of the portfolio’s high-yield corporate bonds were positive for results. Examples of holdings that contributed to performance were overweight positions in Energy companies, Oasis Petroleum Inc., Chesapeake Energy Corp. and Sanchez Energy Corp. As energy and commodity prices stabilized, investors shifted from being fearful to constructive driven by more compelling valuations. In addition, our decision to add Energy “fallen angel” overweights, such as Williams Cos. Inc., were beneficial for performance.

Elsewhere, an overweight allocation to U.S. wireless company Sprint Capital Corp. and Sprint Communications Inc. was rewarded. Sprint is one of the largest issuers in the high-yield market and thus was more impacted during the risk-off technical downturn during the first half of the period. In addition, we felt the market was not giving the company credit for their ownership structure. Sprint is owned by the B-rated Japanese multi-national, Softbank Group.

Within the emerging market debt asset class, the Fund’s overweight exposures to Republic of Argentina sovereign debt, as well as in Vimpel Communications and VimpelCom Holdings BV, were beneficial for performance. Argentina completed restructuring negotiations and tapped global markets with a refinancing transaction. In addition, the country was upgraded by Moody’s Investors Service to single B-rating toward the end of the reporting period, sending its bond prices higher. VimpelCom Holdings BV is a large BB-rated publically traded multinational telecommunications provider. It operates in several countries that experienced reduced volatility in 2015, such as Russia and Ukraine, but rallied during this reporting period, which was beneficial for our position. Additionally, we believed VimpelCom Holdings BV had further upside from asset sale opportunities and could improve its liquidity position.

Q. What were the leading detractors from performance?

A. Select positions within the Fund’s high-yield corporate bond exposure detracted from results. While we believe we avoided the vast majority of defaults in the Energy sector, a select few of our positions were not able to recover from falling oil and commodity prices. In particular, overweight positions in Halcon Resources Corp. and Magnum Hunter Resources Inc. were negative for results. We agreed to equitize our Magnum Hunter positions to improve the company’s balance sheet and liquidity position. We are optimistic on future recovery prospects. An overweight to Halcon Resources Corp. was not rewarded. We sold the Fund’s Halcon Resources Corp. exposure at a loss in January 2016 and the company later announced it had hired restructuring advisors, sending its bonds even lower. We replaced this exposure by adding to the Fund’s position in Oasis Petroleum, Inc.

Away from the Energy sector, our overweight exposures in Intelsat Jackson Holdings SA and Intelsat Luxembourg SA

4	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

(“Intelsat”) detracted from performance. Intelsat is the largest global satellite communications operator in the world. Fundamental performance at the company was disappointing, as capacity increases pressured the pricing environment for the company’s various service offerings. We reduced our exposure to subordinated Intelsat Luxembourg and continue to hold our structurally senior Intelsat Jackson Holdings bonds.

An example of an emerging market debt position that detracted from results was our allocation to Oi Brasil Holdings Cooperatief U.A. Brazilian wireless and wireline operator, Oi Brasil Holdings, posted disappointing fundamental results, pressuring its bond prices. The company improved its balance sheet by proactively selling assets, including its Portuguese operations. In addition, the company was rumored to be in merger and/or outright sale discussions for its Brazilian business, which ultimately proved unsuccessful. The company is in the process of restructuring its balance sheet and negotiations have begun with bondholders.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 18, 2016

RISKS: The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund may invest in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed-income securities. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2016 were: Consumer Discretionary (18.9%), Energy (17.1%), Financials (11.7%), Telecommunication Services (10.3%) and Industrials (9.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this index.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

6	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and September 30, 2015 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	7

Spread duration (unaudited)

Economic exposure — September 30, 2016

Total Spread Duration
HIO	— 3.93 years
Benchmark	— 4.06 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

8	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — September 30, 2016

Total Effective Duration
HIO	— 4.28 years
Benchmark	— 4.05 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	9

Schedule of investments

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 86.0%
Consumer Discretionary — 17.9%
Auto Components — 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,730,000	$1,736,487	(a)
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	1,050,000	1,082,813
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	730,000	739,125	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	730,000	735,475	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,580,000	2,718,675	(a)
Total Auto Components				7,012,575
Diversified Consumer Services — 1.2%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,490,000	1,523,525	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,630,000	2,873,275	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,975,000	2,330,500
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,420,000	1,441,300
Total Diversified Consumer Services				8,168,600
Hotels, Restaurants & Leisure — 4.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,195,826	2,195,826	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,070,000	1,086,560	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,540,000	1,672,825
CCM Merger Inc., Senior Notes	9.125%	5/1/19	2,640,000	2,762,652	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	2,130,000	2,132,663
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	2,040,000	2,070,600	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	715,000	75	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	1,840,000	1,982,600
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	960,000	1,020,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,150,000	1,177,255	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	5,574,000	5,853,257	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	1,560,000	1,591,200	(a)
MGM Resorts International, Senior Notes	4.625%	9/1/26	650,000	637,000
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,720,000	1,720,000	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	840,000	892,500	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	3,920,000	4,037,600	(a)
Total Hotels, Restaurants & Leisure				30,832,613
Household Durables — 1.6%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	3,070,000	3,135,237	(a)(b)

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	2,550,000	$2,550,000	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,350,000	2,467,500
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	480,000	496,800
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,960,000	2,882,300	(a)
Total Household Durables				11,531,837
Leisure Products — 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,010,000	1,507,500	(a)
Media — 6.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	3,870,000	4,111,875	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,000,000	3,315,000	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,220,000	1,480,653	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,100,000	1,133,253
DISH DBS Corp., Senior Notes	5.875%	11/15/24	750,000	743,438
DISH DBS Corp., Senior Notes	7.750%	7/1/26	5,150,000	5,484,750	(a)
Gray Television Inc., Senior Notes	5.875%	7/15/26	390,000	393,900	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	2,533,686	1,000,806	(b)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	2,110,000	1,962,300	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,209,575	1,226,314	(a)(b)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	5,410,000	5,394,863	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	3,810,000	3,899,306	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	2,311,000	2,666,633
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,039,000	1,197,058
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	298,000	317,370	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	1,970,000	1,989,700	(a)
Viacom Inc., Senior Notes	4.375%	3/15/43	3,960,000	3,649,251
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	4,400,000	4,642,000	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	3,030,000	3,147,443	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	1,870,000	1,872,337	(a)
Total Media				49,628,250
Multiline Retail — 0.6%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,830,000	1,978,688
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	515,000	481,525
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	950,000	798,000	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — continued
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,410,000	$1,113,900	(a)(b)
Total Multiline Retail				4,372,113
Specialty Retail — 2.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,920,000	2,004,000
GameStop Corp., Senior Notes	6.750%	3/15/21	1,420,000	1,469,700	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	5,190,000	4,593,150	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,170,000	1,246,050	(a)
L Brands Inc., Debentures	6.950%	3/1/33	720,000	757,800
L Brands Inc., Senior Notes	6.875%	11/1/35	1,460,000	1,598,700
PetSmart Inc., Senior Notes	7.125%	3/15/23	1,210,000	1,270,500	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,830,000	1,978,687
Total Specialty Retail				14,918,587
Total Consumer Discretionary				127,972,075
Consumer Staples — 3.3%
Beverages — 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,610,000	1,509,375	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	1,120,000	1,171,800
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,900,000	2,128,000	(a)
Total Beverages				4,809,175
Food & Staples — 0.1%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	1,050,000	1,084,125	(a)
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	2,780,000	2,651,425	(a)
Food Products — 1.1%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,290,000	1,312,575	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	2,520,000	2,608,200	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	4,060,000	4,060,000	(a)
Total Food Products				7,980,775
Household Products — 0.6%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,080,000	1,161,000
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	940,000	1,019,900
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	650,000	707,090
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,220,000	1,323,700
Total Household Products				4,211,690
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,660,000	3,120,150
Total Consumer Staples				23,857,340

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 15.0%
Energy Equipment & Services — 1.3%
CGG, Senior Notes	6.500%	6/1/21	2,020,000	$994,850
CGG, Senior Notes	6.875%	1/15/22	570,000	293,550
Ensco PLC, Senior Notes	4.700%	3/15/21	350,000	314,825
Ensco PLC, Senior Notes	5.750%	10/1/44	2,160,000	1,329,880
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	790,000	651,750	(a)
Pride International Inc., Senior Notes	6.875%	8/15/20	530,000	524,037
Pride International Inc., Senior Notes	7.875%	8/15/40	1,820,000	1,369,550
SESI LLC, Senior Notes	6.375%	5/1/19	2,110,000	2,104,725
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,150,000	1,570,844	(a)(c)
Total Energy Equipment & Services				9,154,011
Oil, Gas & Consumable Fuels — 13.7%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	1,230,000	707,250	*(c)(f)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	3,484,000	1,985,880	*(c)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,840,000	1,807,800	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,740,000	2,001,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,480,000	1,535,500
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,200,000	4,888,000
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	1,655,000	1,448,125
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	600,000	513,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	520,000	520,000
Continental Resources Inc., Senior Notes	3.800%	6/1/24	440,000	404,800
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,120,000	1,791,400
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	2,420,000	2,456,300
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,900,000	1,752,370
Enterprise Products Operating LLC, Junior Subordinated Notes	4.465%	8/1/66	1,150,000	1,085,427	(g)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,610,000	1,147,125
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,090,000	656,725
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Senior Notes	7.875%	7/15/21	1,580,000	1,651,100	(a)
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	510,000	522,750
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.750%	2/1/22	833,000	860,073
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	3,100,000	3,227,875

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	1,320,000	$1,366,702
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	5,340,000	4,926,150	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	580,000	603,200	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	6,920,000	8,386,438
Magnum Hunter Resources Corp. Escrow	—	—	6,700,000	0	*(c)(d)(h)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	2,630,000	2,159,887	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	690,000	548,550	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	5,830,000	3,308,525	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,520,000	1,656,800	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,910,000	1,943,425
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,730,000	2,620,800
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,420,000	1,363,200
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	3,120,000	2,694,120	(c)
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	3,250,000	2,847,162
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,250,000	2,418,750
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,080,000	1,152,900	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,140,000	1,179,900	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,270,000	2,454,437
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	910,000	935,025	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,960,000	1,734,600	(c)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	8,970,000	7,243,275	(c)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,250,000	1,000,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	6.625%	10/1/20	750,000	776,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,480,000	1,485,550	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	1,580,000	1,593,825	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	230,000	240,638
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	650,000	700,375
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	1,470,000	1,429,575
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,420,000	1,302,850
Williams Cos. Inc., Debentures	7.500%	1/15/31	620,000	709,900
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	820,000	799,500
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,030,000	1,055,287
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,190,000	3,301,650

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	7.500%	8/1/20	530,000		$563,125
WPX Energy Inc., Senior Notes	8.250%	8/1/23	810,000		874,800
Total Oil, Gas & Consumable Fuels					98,339,671
Total Energy					107,493,682
Financials — 10.2%
Banks — 5.1%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	2,160,000		2,342,250	(g)(i)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,990,000		3,824,910	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,400,000		3,780,375
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	650,000		651,625	(g)(i)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,470,000		1,468,162	(a)(g)(i)
CIT Group Inc., Senior Notes	5.375%	5/15/20	640,000		685,600
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000		1,065,000
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,470,000		3,682,537
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	2,060,000		2,119,225	(g)(i)
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	170,000		206,550	(a)(g)(i)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	2,100,000		2,379,972	(a)(g)(i)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,290,000		2,435,355	(a)(g)(i)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	330,000		345,263	(g)(i)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,170,000		1,237,275	(g)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	10/31/16	2,770,000		2,792,160	(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,880,000		2,260,700	(g)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,220,000		1,197,125	(g)(i)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	620,000		705,975
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	3,830,000	AUD	3,057,966	(g)(j)
Total Banks					36,238,025
Capital Markets — 1.4%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	2,750,000		2,610,781	(a)(g)(i)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,680,000		1,705,200	(a)
Double Eagle Acquisition Subordinated Inc., Senior Notes	7.500%	10/1/24	910,000		929,338	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,880,000		2,401,211
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000		2,222,338
Total Capital Markets					9,868,868
Consumer Finance — 1.0%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,744,000		1,996,880
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,730,000		1,864,075

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	15

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,760,000	$1,892,000
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,160,000	1,620,000	(a)
Total Consumer Finance				7,372,955
Diversified Financial Services — 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,560,000	1,643,850
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	650,000	684,125
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	520,000	556,400
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000	102,989
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	6,720,000	7,131,600
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	250,000	271,563
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,675,000	4,373,250
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	170,000	209,525
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	600,000	666,750
Total Diversified Financial Services				15,640,052
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,310,000	1,316,550	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,450,000	1,214,375
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,010,000	1,272,194	(a)
Total Insurance				3,803,119
Total Financials				72,923,019
Health Care — 5.8%
Biotechnology — 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,240,000	1,190,400	(a)
Health Care Equipment & Supplies — 1.4%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	3,590,000	3,590,897	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,250,000	1,043,750	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	930,000	867,225	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,470,000	1,444,275	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,710,000	1,620,225
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	1,390,000	1,508,150	(a)
Total Health Care Equipment & Supplies				10,074,522
Health Care Providers & Services — 3.6%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,330,000	1,250,200
Centene Corp., Senior Notes	5.625%	2/15/21	1,160,000	1,232,500

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services —continued
Centene Corp., Senior Notes	4.750%	5/15/22	790,000		$819,625
Centene Corp., Senior Notes	6.125%	2/15/24	710,000		772,125
HCA Inc., Debentures	7.500%	11/15/95	6,265,000		6,390,300
HCA Inc., Notes	7.690%	6/15/25	490,000		553,166
HCA Inc., Senior Secured Notes	5.250%	6/15/26	870,000		926,550
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	3,340,000		3,039,400
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,260,000		1,357,650	(a)
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	910,000	EUR	1,093,805	(j)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,990,000		3,004,950
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,050,000		2,173,000
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	3,170,000		3,035,275
Total Health Care Providers & Services					25,648,546
Pharmaceuticals — 0.7%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,490,000		1,385,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	3,240,000		3,148,794	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	510,000		440,513	(a)
Total Pharmaceuticals					4,975,007
Total Health Care					41,888,475
Industrials — 8.9%
Aerospace & Defense — 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,600,000		3,528,000	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,400,000		1,414,000
Total Aerospace & Defense					4,942,000
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,040,000		1,086,800	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,830,000		1,880,325	(a)
Total Air Freight & Logistics					2,967,125
Airlines — 0.3%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	730,052		763,817	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	97,608		101,629
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	684,064		779,868
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	396,702		409,499
Total Airlines					2,054,813
Building Products — 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	690,000		727,950	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,020,000		1,071,000	(a)
Total Building Products					1,798,950

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	17

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	1,020,000	$946,050	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,910,000	2,101,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,150,000	1,086,750
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	4,024,000	4,305,680
West Corp., Senior Notes	5.375%	7/15/22	3,790,000	3,728,412	(a)
Total Commercial Services & Supplies				12,167,892
Construction & Engineering — 0.8%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	1,930,000	2,074,750	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,930,499	1,795,364	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,090,000	1,098,175	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,900,000	807,500	*(a)(c)(f)
Total Construction & Engineering				5,775,789
Electrical Equipment — 0.8%
Interface Grand Master Holdings Inc., Senior Notes	19.000%	8/15/19	1,339,149	1,298,975	(b)(c)(d)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	840,000	841,386	(a)
International Wire Group Inc., Senior Notes	10.750%	8/1/21	1,040,000	993,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,250,000	1,231,250	(a)
WESCO Distribution Inc., Senior Notes	5.375%	6/15/24	1,030,000	1,035,150	(a)
Total Electrical Equipment				5,399,961
Machinery — 1.3%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,650,000	3,750,375	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	950,000	748,125	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	4,360,000	4,567,100	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	290,000	237,800	(a)
Total Machinery				9,303,400
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,350,000	2,479,000	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,910,000	391,550	*(c)(f)
Total Marine				2,870,550
Road & Rail — 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,450,000	2,223,375	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	5,140,000	5,294,200	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,460,000	1,000,100
Total Road & Rail				8,517,675

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	2,130,000	$2,249,812	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,560,000	3,773,600
Total Trading Companies & Distributors				6,023,412
Transportation — 0.2%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,854,475	1,591,370	(a)(b)
Total Industrials				63,412,937
Information Technology — 2.1%
Electronic Equipment, Instruments & Components — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	450,000	457,313
Internet Software & Services — 0.5%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	1,090,000	1,104,987	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,660,000	1,780,350
Match Group Inc., Senior Notes	6.375%	6/1/24	940,000	1,025,775
Total Internet Software & Services				3,911,112
IT Services — 0.8%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	820,000	385,400	(a)(c)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	5,180,000	5,277,125	(a)
Total IT Services				5,662,525
Technology Hardware, Storage & Peripherals — 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	1,720,000	1,828,188	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	990,000	1,089,518	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,370,000	1,357,156
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	670,000	633,569
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	400,000	354,587
Total Technology Hardware, Storage & Peripherals				5,263,018
Total Information Technology				15,293,968
Materials — 8.2%
Chemicals — 1.3%
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	1,380,000	1,417,088	(a)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	960,000	1,003,200	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,327,638	1,228,065	(a)(b)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	670,000	711,875	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	3,500,000	3,441,200	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,750,000	1,837,500	(a)
Total Chemicals				9,638,928

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	19

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,990,000		$1,507,425	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	730,000		552,975	(a)
Total Construction Materials					2,060,400
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,670,000		1,786,900	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	1,890,000		1,908,900	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	3,320,000		3,461,100	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,270,000		1,304,925	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,070,000		5,653,050
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	1,590,000		1,498,575	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	640,000		687,600	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	1,210,000		1,250,837	(a)
Total Containers & Packaging					17,551,887
Metals & Mining — 4.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	950,000		989,188	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,970,000		2,041,412	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,910,000		1,919,550	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	720,000		725,400	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	420,000		417,900	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,570,000		1,609,250	(a)
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	2,960,000		3,211,600
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	660,000		641,850	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,240,000		1,277,200
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000		28,875
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	780,000		741,975
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	550,000		503,250
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	730,000		658,767
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,010,000		815,575
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,315,551		46,311	*(a)(c)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	26,337		0	(b)(c)(d)(h)
Novelis Corp., Senior Notes	5.875%	9/30/26	1,250,000		1,282,812	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	560,000		571,256	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	607,500	EUR	695,913	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,669,321		1,915,546	(a)(b)

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	1,560,000	$1,544,400
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	1,750,000	1,907,500	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,140,000	2,455,650	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,320,000	2,266,640
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	1,500,000	1,458,750
Total Metals & Mining				29,726,570
Total Materials				58,977,785
Real Estate — 2.2%
Equity Real Estate Investment Trusts (REITs) — 1.1%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	770,000	771,351	(a)
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	1,560,000	1,622,400	(a)
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	90,000	85,050
Corrections Corp. of America, Senior Notes	5.000%	10/15/22	1,360,000	1,237,600
Corrections Corp. of America, Senior Notes	4.625%	5/1/23	200,000	176,500
GEO Group Inc., Senior Notes	6.000%	4/15/26	1,550,000	1,325,250
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,420,000	1,427,100	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	820,000	893,800
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	680,000	707,200
Total Equity Real Estate Investment Trusts (REITs)				8,246,251
Real Estate Management & Development — 1.1%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	4,810,000	4,996,387
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	2,490,000	2,651,850	(a)
Total Real Estate Management & Development				7,648,237
Total Real Estate				15,894,488
Telecommunication Services — 10.3%
Diversified Telecommunication Services — 4.1%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	1,940,000	2,024,875
CenturyLink Inc., Senior Notes	7.650%	3/15/42	3,260,000	2,828,050
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	115,000	109,969
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	3,790,000	3,970,025
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,130,000	2,378,800
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,910,000	2,931,825	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	980,000	1,017,975
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	1,350,000	1,407,375
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	600,000	621,000	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	21

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	3,570,000	$910,350	*(a)(f)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,040,000	3,119,405	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	5,330,000	5,449,925
Windstream Services LLC, Senior Notes	7.750%	10/1/21	2,570,000	2,576,425
Windstream Services LLC, Senior Notes	6.375%	8/1/23	250,000	228,125
Total Diversified Telecommunication Services				29,574,124
Wireless Telecommunication Services — 6.2%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	4,860,000	5,072,625	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	665,000	768,075	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,130,000	2,316,375	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,260,000	2,649,850	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,190,000	2,066,813
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,120,000	6,273,000
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	260,000	261,625
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	4,250,000	4,706,875	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,820,000	1,838,200
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,770,000	4,326,075
Sprint Corp., Senior Notes	7.250%	9/15/21	2,800,000	2,824,500
Sprint Corp., Senior Notes	7.875%	9/15/23	360,000	364,050
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	860,000	890,100
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,080,000	2,229,885
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	910,000	1,010,100
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	130,000	142,059	(j)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	3,170,000	3,550,631	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,530,000	1,717,425	(j)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	940,000	1,055,150	(a)
Total Wireless Telecommunication Services				44,063,413
Total Telecommunication Services				73,637,537
Utilities — 2.1%
Electric Utilities — 1.3%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	4,030,000	3,229,037
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	5,490,000	5,764,500
Total Electric Utilities				8,993,537
Gas Utilities — 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	60,000	77,259

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,412,000	$1,493,190	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	5,875,970	4,502,462
Total Independent Power and Renewable Electricity Producers				5,995,652
Total Utilities				15,066,448
Total Corporate Bonds & Notes (Cost — $592,613,655)				616,417,754
Collateralized Mortgage Obligations — 0.4%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	1,700,000	945,667	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	1,400,000	956,476	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,500,000	859,128	(a)
Total Collateralized Mortgage Obligations (Cost — $3,043,675)				2,761,271
Convertible Bonds & Notes — 0.7%
Consumer Discretionary — 0.2%
Media — 0.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,380,000	1,518,000	(a)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	1,280,000	1,280,000	(a)
Information Technology — 0.2%
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	2.125%	9/1/26	1,350,000	1,471,500
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	650,000	572,702
Metals & Mining — 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	2,003,407	140,239	(a)(b)(c)
Total Materials				712,941
Total Convertible Bonds & Notes (Cost — $6,627,454)				4,982,441
Senior Loans — 2.0%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	2,000,000	2,008,334	(k)(l)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	1,710,000	1,410,750	(k)(l)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	1,260,800	951,904	(k)(l)
Total Consumer Discretionary				4,370,988

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	23

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 0.6%
Energy Equipment & Services — 0.2%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	2,400,469		$1,680,328	(c)(k)(l)
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Term Loan	8.500%	8/23/21	1,130,000		1,187,065	(k)(l)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	622,742		607,174	(c)(d)(k)(l)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	1,268,261		989,244	(k)(l)
Total Oil, Gas & Consumable Fuels					2,783,483
Total Energy					4,463,811
Health Care — 0.5%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	1,322,168		1,297,928	(k)(l)
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,941,333		1,931,627	(k)(l)
Total Health Care					3,229,555
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	736,291		686,591	(c)(k)(l)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/6/22	1,851,800		1,666,620	(c)(k)(l)
Total Utilities					2,353,211
Total Senior Loans (Cost — $15,948,314)					14,417,565
Sovereign Bonds — 0.7%
Argentina — 0.3%
Republic of Argentina, Senior Notes	6.875%	4/22/21	640,000		698,240	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	600,000		678,300	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	410,000		463,505	(a)
Total Argentina					1,840,045
Ecuador — 0.2%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,690,000		1,728,025	(a)
Russia — 0.2%
Russian Federal Bond, Bonds	7.050%	1/19/28	70,910,000	RUB	1,052,740
Total Sovereign Bonds (Cost — $4,365,595)					4,620,810
U.S. Government & Agency Obligations — 5.5%
U.S. Government Obligations — 5.5%
U.S. Treasury Notes	1.375%	9/30/20	10,820,000		10,950,597
U.S. Treasury Notes	1.125%	6/30/21	20,550,000		20,528,731
U.S. Treasury Notes	1.125%	8/31/21	2,000,000		1,998,204
U.S. Treasury Notes	1.625%	5/15/26	3,220,000		3,224,904
U.S. Treasury Notes	1.500%	8/15/26	3,000,000		2,970,939
Total U.S. Government & Agency Obligations (Cost — $39,766,157)					39,673,375

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Common Stocks — 2.2%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.		133,649	$1,233,580	*(c)(d)
Energy — 1.3%
Energy Equipment & Services — 0.6%
Hercules Offshore Inc.		87,452	151,292	*(c)
KCAD Holdings I Ltd.		427,421,041	4,060,500	*(c)(d)
Total Energy Equipment & Services			4,211,792
Oil, Gas & Consumable Fuels — 0.7%
Magnum Hunter Resources Corp.		344,022	4,300,275	*(c)
MWO Holdings LLC		848	822,560	*(c)(d)
Total Oil, Gas & Consumable Fuels			5,122,835
Total Energy			9,334,627
Financials — 0.5%
Banks — 0.5%
Citigroup Inc.		41,099	1,941,106
Wells Fargo & Co.		42,500	1,881,900
Total Financials			3,823,006
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)		24,900	312,495	*(c)(d)
Industrials — 0.2%
Marine — 0.2%
DeepOcean Group Holding AS		165,242	1,283,930	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		4,958	0	*(c)(d)(h)
Total Industrials			1,283,930
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		5,327,568	0	*(c)(d)(h)
Total Common Stocks (Cost — $24,300,387)			15,987,638

	Rate
Convertible Preferred Stocks — 0.2%
Health Care — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC (Cost — $1,762,859)	5.500%	2,100	1,725,423

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	25

Schedule of investments (cont’d)

September 30, 2016

Western Asset High Income Opportunity Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 1.0%
Financials — 1.0%
Consumer Finance — 0.5%
GMAC Capital Trust I	6.602%		145,709	$3,702,466	(g)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.122%		138,925	3,659,284	(g)
Total Preferred Stocks (Cost — $7,283,519)				7,361,750
Total Investments before Short-Term Investments (Cost — $695,711,615)				707,948,027

		Maturity Date	Face Amount†
Short-Term Investments — 1.7%
Repurchase Agreements — 0.7%
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/16; Proceeds at maturity — $5,000,196; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/20; Market value — $5,100,000) (Cost — $5,000,000)	0.470%	10/3/16	5,000,000	5,000,000

			Shares
Money Market Funds — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $7,285,124)	0.253%		7,285,124	7,285,124
Total Short-Term Investments (Cost — $12,285,124)				12,285,124
Total Investments — 100.4% (Cost — $707,996,739#)				720,233,151
Liabilities in Excess of Other Assets — (0.4)%				(3,090,078)
Total Net Assets — 100.0%				$717,143,073

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The maturity principal is currently in default as of September 30, 2016.

(f)	The coupon payment on these securities is currently in default as of September 30, 2016.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Value is less than $1.

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Western Asset High Income Opportunity Fund Inc.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $711,279,740.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	27

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $707,996,739)	$720,233,151
Foreign currency, at value (Cost — $416,529)	422,010
Interest receivable	12,836,145
Receivable for securities sold	2,617,178
Unrealized appreciation on forward foreign currency contracts	41,975
Prepaid expenses	40,326
Total Assets	736,190,785

Liabilities:
Payable for securities purchased	13,594,875
Distributions payable	4,587,743
Investment management fee payable	468,126
Unrealized depreciation on forward foreign currency contracts	39,799
Directors’ fees payable	30,756
Due to custodian	17,863
Accrued expenses	308,550
Total Liabilities	19,047,712
Total Net Assets	$717,143,073

Net Assets:
Par value ($0.001 par value; 129,232,211 shares issued and outstanding; 500,000,000 shares authorized)	$129,232
Paid-in capital in excess of par value	880,502,236
Overdistributed net investment income	(2,469,115)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(173,263,746)
Net unrealized appreciation on investments and foreign currencies	12,244,466
Total Net Assets	$717,143,073

Shares Outstanding	129,232,211

Net Asset Value	$5.55

See Notes to Financial Statements.

28	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Statement of operations

For the Year Ended September 30, 2016

Investment Income:
Interest	$37,534,729
Dividends	972,497
Total Investment Income	38,507,226

Expenses:
Investment management fee (Note 2)	3,726,866
Reorganization fees (Note 6)	207,131
Directors’ fees	143,579
Transfer agent fees	141,617
Legal fees	100,842
Stock exchange listing fees	72,291
Audit and tax fees	58,110
Shareholder reports	46,136
Insurance	8,305
Custody fees	6,064
Miscellaneous expenses	15,102
Total Expenses	4,526,043
Net Investment Income	33,981,183

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(33,166,090)
Futures contracts	1,664,138
Foreign currency transactions	20,953
Net Realized Loss	(31,480,999)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	42,852,625
Futures contracts	44,869
Foreign currencies	65,907
Change in Net Unrealized Appreciation (Depreciation)	42,963,401
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	11,482,402
Increase in Net Assets From Operations	$45,463,585

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	29

Statements of changes in net assets

For the Years Ended September 30,	2016	2015

Operations:
Net investment income	$33,981,183	$34,523,484
Net realized loss	(31,480,999)	(22,394,219)
Change in net unrealized appreciation (depreciation)	42,963,401	(47,079,680)
Increase (Decrease) in Net Assets From Operations	45,463,585	(34,950,415)

Distributions to Shareholders From (Note 1):
Net investment income	(37,268,134)	(35,651,336)
Decrease in Net Assets From Distributions to Shareholders	(37,268,134)	(35,651,336)

Fund Share Transactions:
Net assets of shares issued in connection with merger (45,543,715 shares issued) (Note 6)	251,547,580	—
Cost of aggregate fractional shares repurchased (84 aggregate fractional shares) (Note 6)	(464)	—
Increase in Net Assets From Fund Share Transactions	251,547,116	—
Increase (Decrease) in Net Assets	259,742,567	(70,601,751)

Net Assets:
Beginning of year	457,400,506	528,002,257
End of year*	$717,143,073	$457,400,506
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(2,469,115)	$789,194

See Notes to Financial Statements.

30	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$5.47	$6.31	$6.36	$6.26	$5.76

Income (loss) from operations:
Net investment income	0.39	0.41	0.43	0.45	0.49
Net realized and unrealized gain (loss)	0.12	(0.82)	(0.04)	0.13	0.52
Total income (loss) from operations	0.51	(0.41)	0.39	0.58	1.01

Less distributions from:
Net investment income	(0.43)	(0.43)	(0.44)	(0.48)	(0.51)
Total distributions	(0.43)	(0.43)	(0.44)	(0.48)	(0.51)

Net asset value, end of year	$5.55	$5.47	$6.31	$6.36	$6.26

Market price, end of year	$5.05	$4.69	$5.79	$5.97	$6.65
Total return, based on NAV[2,3]	9.99%	(6.90)%	6.17%	9.49%	18.15%
Total return, based on Market Price[4]	17.69%	(12.21)%	4.28%	(3.07)%	25.00%

Net assets, end of year (millions)	$717	$457	$528	$532	$473

Ratios to average net assets:
Gross expenses	0.97%[5]	0.89%	0.88%	0.90%	0.88%
Net expenses	0.97 [5]	0.89	0.88	0.90	0.88
Net investment income	7.29	6.88	6.68	7.04	8.17

Portfolio turnover rate	67%	59%	37%	53%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.93%.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

32	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1— quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	33

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$125,776,249	$2,195,826		$127,972,075
Energy	—	107,493,682	0	*	107,493,682
Industrials	—	62,113,962	1,298,975		63,412,937
Materials	—	58,977,785	0	*	58,977,785
Other corporate bonds & notes	—	258,561,275	—		258,561,275
Collateralized mortgage obligations	—	2,761,271	—		2,761,271
Convertible bonds & notes	—	4,982,441	—		4,982,441
Senior loans:
Consumer discretionary	—	2,960,238	1,410,750		4,370,988
Energy	—	1,187,065	3,276,746		4,463,811
Health care	—	1,297,928	1,931,627		3,229,555
Utilities	—	686,591	1,666,620		2,353,211
Sovereign bonds	—	4,620,810	—		4,620,810
U.S. government & agency obligations	—	39,673,375	—		39,673,375
Common stocks:
Consumer discretionary	—	—	1,233,580		1,233,580
Energy	$151,292	4,300,275	4,883,060		9,334,627
Financials	3,823,006	—	—		3,823,006
Health care	—	—	312,495		312,495
Industrials	—	—	1,283,930		1,283,930
Materials	—	—	0	*	0	*
Convertible preferred stocks	1,725,423	—	—		1,725,423
Preferred stocks	7,361,750	—	—		7,361,750
Total long-term investments	13,061,471	675,392,947	19,493,609		707,948,027
Short-term investments†:
Repurchase agreements	—	5,000,000	—		5,000,000
Money market funds	7,285,124	—	—		7,285,124
Total short-term investments	7,285,124	5,000,000	—		12,285,124
Total investments	$20,346,595	$680,392,947	$19,493,609		$720,233,151

34	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$41,975	—	$41,975
Total	$20,346,595	$680,434,922	$19,493,609	$720,275,126

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$39,799	—	$39,799

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes							Convertible Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Industrials	Materials		Utilities	Materials
Balance as of September 30, 2015	$1,141,402	—		—	$0	*	$2,961,296	$651,166
Accrued premiums/discounts	19,149	—		—	—		5	—
Realized gain (loss)[1]	—	—		—	—		(50,775)	—
Change in unrealized appreciation (depreciation)[2]	102,062	—		—	(170)		(550,006)	(675,375)
Purchases	213,479	$0	*	—	170		—	115,145
Sales	(24,177)	—		—	—		(113,096)	—
Acquired in connection with merger	743,911	0	*	—	0	*	981,613	49,303
Transfers into Level 3[3]	—	—		$1,298,975	—		—	—
Transfers out of Level 3[4]	—	—		—	—		(3,229,037)	(140,239)
Net change in unrealized appreciation	$2,195,826	$0	*	$1,298,975	$0	*	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[2]	$102,062	—		—	$(170)		—	—

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	35

Notes to financial statements (cont’d)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Utilities
Balance as of September 30, 2015	$1,851,507	$2,660,486	$966,578	$1,171,414
Accrued premiums/discounts	13,183	12,995	1,539	3,022
Realized gain (loss)[1]	741	29,458	2,696	239
Change in unrealized appreciation (depreciation)[2]	(337,660)	(434,072)	48,731	(77,521)
Purchases	—	2,971,090	—	—
Sales	(9,425)	(3,033,486)	(249,682)	(13,850)
Acquired in connection with merger	844,308	1,070,275	528,066	583,316
Transfers into Level 3[3]	—	—	1,931,627	—
Transfers out of Level 3[4]	(951,904)	—	(1,297,928)	—
Balance as of September 30, 2016	$1,410,750	$3,276,746	$1,931,627	$1,666,620
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[2]	$(209,612)	$(434,072)	—	$(77,521)

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary		Energy	Health Care	Industrials	Materials		Warrants	Total
Balance as of September 30, 2015	$0	*	$2,498,523	$1,336,300	$685,351	$201,836		$448,280	$16,574,139
Accrued premiums/discounts	—		—	—	—	—		—	49,893
Realized gain (loss)[1]	—		—	469,903	—	—		—	452,262
Change in unrealized appreciation (depreciation)[2]	808,963		627,325	25,992	104,525	(201,836)		(392,623)	(951,665)
Purchases	—		848,250	129,909	55,689	—		32	4,333,764
Sales	—		—	(1,757,409)	—	—		(55,689)	(5,256,814)
Acquired in connection with merger	424,617		908,962	107,800	438,365	0	*	—	6,680,536
Transfers into Level 3[3]	—		—	—	—	—		—	3,230,602
Transfers out of Level 3[4]	—		—	—	—	—		—	(5,619,108)
Balance as of September 30, 2016	$1,233,580		$4,883,060	$312,495	$1,283,930	$0	*	—	$19,493,609
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[2]	$808,963		$627,325	$74,786	$104,525	$(201,836)		—	$794,450

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase

36	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	37

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

38	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	39

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $39,799. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

40	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(123,700)	$37,871,687	$(37,747,987)
(b)	357,802	(357,802)	—

(a)

Reclassifications are due to the expiration of a capital loss carryforward, non-deductible reorganization costs for tax purposes and book/tax differences in the treatment of distributions from securities.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of September 30, 2016, the Fund had accrued $937 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	41

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$271,351,550	$46,405,062
Sales	278,780,062	38,422,936

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$51,641,592
Gross unrealized depreciation	(42,688,181)
Net unrealized appreciation	$8,953,411

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,217,000	USD	2,449,636	Bank of America N.A.	10/14/16	$41,975
USD	2,620,849	EUR	2,366,658	Bank of America N.A.	10/14/16	(38,959)
USD	746,432	EUR	664,091	Citibank N.A.	11/10/16	(840)
Total						$2,176

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$41,975

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$39,799

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses)

42	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$1,664,138	—	$1,664,138
Forward foreign currency contracts[1]	—	$37,342	37,342
Total	$1,664,138	$37,342	$1,701,480

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$44,869	—	$44,869
Forward foreign currency contracts[1]	—	$56,455	56,455
Total	$44,869	$56,455	$101,324

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended September 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$17,455,534
Futures contracts (to sell)†	7,635,391
Forward foreign currency contracts (to buy)	1,279,893
Forward foreign currency contracts (to sell)	5,686,737

†	At September 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at September 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$41,975	—	$41,975

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$39,799	—	$39,799

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	43

Notes to financial statements (cont’d)

5. Distributions subsequent to September 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/21/2016	10/28/2016	$0.0355
11/18/2016	11/25/2016	$0.0355
12/23/2016	12/30/2016	$0.0305
1/20/2017	1/27/2017	$0.0305
2/17/2017	2/24/2017	$0.0305

6. Transfer of net assets

On August 26, 2016, the Fund acquired the assets and certain liabilities of Western Asset Managed High Income Fund Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Managed High Income Fund Inc.	45,543,715	$251,547,580	$462,228,312

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.964839 shares of the Fund. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $3,725,973, accumulated net realized loss of $72,448,992 and overdistributed net investment income of $205,460. Total net assets of the Fund immediately after the transfer were $713,775,892. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the entire year ended September 30, 2016, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$50,493,310
Net realized loss	(48,601,341)
Change in net unrealized appreciation (depreciation)	64,229,246
Increase in net assets from operations	66,121,215

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on August 26, 2016.

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately

44	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended September 30, 2016, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$37,268,134	$35,651,336
Total distributions paid	$37,268,134	$35,651,336

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(86,067,316)
Capital loss carryforward**	(83,890,153)
Other book/tax temporary differences(a)	(2,492,391)
Unrealized appreciation (depreciation)(b)	8,961,465
Total accumulated earnings (losses) — net	$(163,488,395)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of September 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(23,181,153)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(83,890,153)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset High Income Opportunity Fund Inc. 2016 Annual Report	45

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2016

46	Western Asset High Income Opportunity Fund Inc. 2016 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Western Asset High Income Opportunity Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

48	Western Asset High Income Opportunity Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Western Asset High Income Opportunity Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	152
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

50	Western Asset High Income Opportunity Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset High Income Opportunity Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2018, year 2016 and year 2017, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

52	Western Asset High Income Opportunity Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Opportunity Fund Inc.	53

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

54	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by Computershare Inc. (“Computershare”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Computershare as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) Computershare will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before Computershare has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent Computershare is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by Computershare may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. Computershare will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Computershare maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock

Western Asset High Income Opportunity Fund Inc.	55

Dividend reinvestment plan (unaudited) (cont’d)

in the account of each Plan participant will be held by Computershare in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. Computershare’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by Computershare, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

56	Western Asset High Income Opportunity Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2016:

Record date:	Monthly	Monthly	Monthly
Payable date:	October 2015	November 2015 - December 2015	January 2016 - September 2016
Ordinary income:
Qualified dividend income for individuals	2.49%	2.28%	2.00%
Dividends qualifying for the dividends
received deduction for corporations	2.22%	1.87%	1.47%

The following information is applicable to non-U.S. resident shareholders:

69% of the ordinary income distributions paid monthly by the Fund from October 1, 2015 through September 30, 2016 represent Qualified Net Interest Income and Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset High Income Opportunity Fund Inc.	57

Western Asset

High Income Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX010408 11/16 SR16-2916

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,500 in 2015 and $53,000 in 2016.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,440 in 2015 and $4,480 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2016.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based

S. Kenneth Leech‡	Other Registered Investment Companies	105	$163.8 billion	None	None
	Other Pooled Vehicles	275	$95.4 billion	7	$1.6 billion
	Other Accounts	613	$184.5 billion	70	$19.1 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	44	$45.0 billion	None	None
	Other Pooled Vehicles	89	$38.8 billion	3	$1.1 billion
	Other Accounts	240	$81.6 billion	30	$11.7 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	7	$3.0 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2016.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 22, 2016